UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2003

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	333-47647	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd.
San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Item 7. Financial Statements and Exhibits.

(c)	Exhibit

Exhibit 99.1	Press Release dated May 13, 2003

Item 9.	Regulation FD Disclosure (The following discussion is furnished under “Item 12. Results of Operations and Financial Condition”).

In accordance with SEC Release Nos. 33-8216 and 34-47583, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On May 13, 2003 American States Water Company released Earnings for the Three and Twelve Months Ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are provide under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: May 13, 2003	/s/ McClellan Harris III

McClellan Harris III
Sr. Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 13, 2003